Exhibit 99.1
                                                                  EXECUTION COPY

                        3,500,000 Shares of Common Stock

                     NORDIC AMERICAN TANKER SHIPPING LIMITED

                             UNDERWRITING AGREEMENT

                                  March 2, 2005

BEAR, STEARNS & CO. INC.
UBS SECURITIES LLC
      As Representatives of the
      several Underwriters named in
      Schedule I attached hereto (the "Representatives")
c/o Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York 10179

c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171

Ladies/Gentlemen:

          Nordic American Tanker Shipping Limited, a company organized and existing under the laws of the Islands of Bermuda (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 3,500,000 shares (the "Firm Shares") of its common shares, par value $0.01 per share (the "Common Stock") and, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, at the option of the Underwriters, up to an additional 525,000 shares (the "Additional Shares") of Common Stock. The Firm Shares and any Additional Shares purchased by the Underwriters are referred to herein as the "Shares". The Shares are more fully described in the Registration Statement and Prospectus referred to below. Bear, Stearns & Co. Inc. ("Bear Stearns") and UBS Securities LLC are acting as lead managers (together, the "Lead Managers") in connection with the offering and sale of the Shares contemplated herein (the "Offering").

     1.   Representations and Warranties of the Company

          The Company represents and warrants to, and agrees with, each of the Underwriters that:

               (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form F-3 (No. 333-118128), and amendments thereto, and related preliminary prospectuses for the registration under the Securities Act of 1933, as amended (the "Securities Act"), of the Shares which registration statement, as so amended, has been declared effective by the Commission and copies of which have heretofore been made available to the Underwriters. The registration statement, as amended at the time it became effective, including the prospectus, financial statements, schedules, exhibits and other information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or 434 under the Securities Act, is hereinafter referred to as the "Registration Statement." If the Company has filed or is required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Securities Act registering additional shares of Common Stock (a "Rule 462(b) Registration Statement"), then, unless otherwise specified, any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462(b) Registration Statement. Other than a Rule 462(b) Registration Statement, which, if filed, becomes effective upon filing, no other document with respect to the Registration Statement has heretofore been filed with the Commission. All of the Shares have been registered under the Securities Act pursuant to the Registration Statement or, if any Rule 462(b) Registration Statement is filed, will be duly registered under the Securities Act with the filing of such Rule 462(b) Registration Statement. No stop order suspending the effectiveness of either the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. The Company, if required by the Securities Act and the rules and regulations of the Commission (the "Rules and Regulations"), proposes to file the Prospectus with the Commission pursuant to Rule 424(b) under the Securities Act ("Rule 424(b)"). The prospectus, in the form in which it is to be filed with the Commission pursuant to Rule 424(b), is hereinafter referred to as the "Prospectus," except that if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Company for use in connection with the Offering which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b)), the term "Prospectus" shall also refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters for such use. Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 under the Securities Act is hereafter called a "Preliminary Prospectus." Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 6 of Form F-3 which were filed under the Exchange Act (as defined below) on or before the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, which is incorporated therein by reference and (ii) any such document so filed. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a Preliminary Prospectus and the Prospectus, or any amendments or supplements to any of the foregoing shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR") as superceded by a subsequent filing, if applicable.

               (b) At the time of the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) or Rule 434 under the Securities Act ("Rule 434"), when any supplement to or amendment of the
Prospectus is filed with the Commission, when any document filed under the Exchange Act was or is filed and at the Closing Date and the Additional Closing Date, if any (as hereinafter respectively defined), the Registration Statement and the Prospectus and any amendments thereof and supplements thereto complied or will comply in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus or any related Preliminary Prospectus in light of the circumstances under which they were made, not misleading. When any Preliminary Prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(b) under the Securities Act) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation and warranty is made in this subsection (b), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related Preliminary Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Lead Managers specifically  for use  therein.  The  parties  acknowledge  and agree  that such information provided by or on behalf of any Underwriter consists solely of underwriters, names included in the table of underwriters' names under the caption "Underwriting" in the prospectus the material included in (1) the first, second and fifth sentences of the third paragraph under the caption "Underwriting" in the Prospectus, (2) the portion of the first sentence of the tenth paragraph under the caption "Underwriting" in the Prospectus that relates to the Underwriters' action, (3) the twelfth paragraph under the caption "Underwriting" in the Prospectus, (4) the first sentence of the fourteenth paragraph under the caption "Underwriting" in the Prospectus and the portion of fifth sentence of the fourteenth paragraph under the caption "Underwriting" in the Prospectus under the caption "Underwriting" in the Prospectus that relates to the Underwriters' approval and/or endorsement and (5) the fifteenth paragraph under the caption "Underwriting" in the Prospectus.

               (c) Deloitte Statsaurtoriserte Revisorer AS, who have certified the financial statements of the Company included or incorporated by reference in the Registration Statement are an independent registered public accounting firm as required by the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Rules and Regulations.

               (d) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as disclosed in the Registration Statement and the Prospectus, the Company has not declared, paid or made any dividends or other distributions of any kind on or in respect of its share capital and there has been no material adverse change or any development involving a prospective material adverse change, whether or not arising from transactions in the ordinary course of business, in or affecting
(i) the business, condition (financial or otherwise), results of operations, stockholders' equity, properties or prospects of the Company; (ii) the long-term debt or share capital of the Company; or (iii) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement or the Prospectus (a "Material Adverse Change"). Since the date of the latest balance sheet presented, or incorporated by reference, in the
Registration Statement and the Prospectus, the Company has not incurred or undertaken any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, which are material to the Company, except for liabilities, obligations and transactions which are disclosed in the Registration Statement and the Prospectus.

               (e) The authorized, issued and outstanding share capital of the Company is as set forth in the Prospectus in the column headed "Actual" under the caption "Capitalization" and, after giving effect to the Offering and the other transactions contemplated by this Agreement, the Registration Statement and the Prospectus, will be as set forth in the column headed "As Adjusted" under the caption "Capitalization". All of the issued and outstanding shares in the capital of the Company are fully paid and non-assessable and have been duly and validly authorized and issued, in compliance with all applicable state, federal and foreign securities laws and not in violation of or subject to any preemptive or similar right that does or will entitle any person, upon the issuance or sale of any security, to acquire from the Company any Common Stock or other security of the Company or any security convertible into, or exercisable or exchangeable for, Common Stock or any other such security (any "Relevant Security"), except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement.

               (f) The Shares have been duly and validly  authorized  and,  when delivered in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable, will have been issued in compliance with all applicable state, federal and foreign securities laws and will not have been issued in violation of or subject to any preemptive or similar right that does or will entitle any person to acquire any Relevant Security from the Company upon issuance or sale of Shares in the Offering. The Common Stock and the Shares conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus. Except as disclosed in the Registration Statement and the Prospectus, the Company does not have outstanding warrants, options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, or any contracts or commitments to issue or sell, any Relevant Security.

               (g) The Company holds no ownership or other interest, nominal or beneficial, direct or indirect, in any corporation, partnership, joint venture or other business entity.

               (h) The Company has been duly organized and validly exists as a corporation, in good standing under the laws of the Islands of Bermuda. The Company has all requisite power and authority to carry on its business as it is currently being conducted and as described in the Prospectus, and to own, lease and operate its properties. The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which (individually or in the aggregate) would not have a material adverse effect on (i) the business, condition (financial or otherwise), results of operations, stockholders' equity, properties or prospects of the Company; (ii) the long-term debt or share capital of the Company; or (iii) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement or the Prospectus (any such effect being a "Material Adverse Effect").

               (i) The Company has all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all judicial, regulatory and other legal or governmental agencies and bodies and all third parties, foreign and domestic (collectively, the "Consents"), except where the failure to obtain such Consents would not have a Material Adverse Effect, to own, lease and operate its properties and conduct its business as it is now being conducted and as disclosed in the Registration Statement and the Prospectus, and each such Consent is valid and in full force and effect, and the Company has not received notice of any investigation or proceedings which results in or, if decided adversely to the Company, could reasonably be expected to result in, the revocation of, or imposition of a materially burdensome restriction on, any Consent. The Company is in compliance with all applicable laws, rules, regulations, ordinances, directives, judgments, decrees and orders, foreign and domestic, except where failure to be in compliance would not have a Material Adverse Effect. No Consent contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus.

               (j) The Company has full right, power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement, the Registration Statement and the Prospectus. This Agreement and the transactions contemplated by this Agreement, the Registration Statement and the Prospectus have been duly and validly authorized by the Company. This Agreement has been duly and validly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

               (k) The execution, delivery, and performance of this Agreement and consummation of the transactions contemplated by this Agreement, the Registration Statement and the Prospectus do not and will not (i) conflict with, require consent under or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company is a party or by which the Company or its properties, operations or assets may be bound or (ii) violate or conflict with any provision of the certificate of incorporation, memorandum of association, bye-laws or other organizational documents of the Company, or (iii) violate or conflict with any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, domestic or foreign, except (in the case of clause (i) above) as would not have a Material Adverse Effect.

               (l) No Consent of, with or from any judicial, regulatory or other legal or governmental agency or body or any third party, foreign or domestic, with jurisdiction over the Company, is required for the execution, delivery and performance of this Agreement or consummation of the transactions contemplated by this Agreement, the Registration Statement and the Prospectus, including the issuance, sale and delivery of the Shares, except the registration under the Securities Act of the Shares, and such Consents as may be required under state securities or blue sky laws, under the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") or NASD Regulation, Inc. ("NASDR") in connection with the purchase and distribution of the Shares by the Underwriters or by the Bermuda Monetary Authority, each of which has been obtained and is in full force and effect.

               (m) Except as disclosed in the Registration Statement and the Prospectus, there is no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation or arbitration, domestic or foreign, pending to which the Company is a party or of which any property, operations or assets of the Company is the subject which, individually or in the aggregate, if determined adversely to the Company, would have a Material Adverse Effect; to the best of the Company's knowledge, no such proceeding, litigation or arbitration is threatened or contemplated; and the defense of all such proceedings, litigation and arbitration against or involving the Company would not have a Material Adverse Effect.

               (n) The financial statements and pro forma data, including the notes thereto, and the supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus present fairly the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Company; except as otherwise stated in the Registration Statement and the Prospectus, said financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved. No other financial statements or supporting schedules are required to be included in the Registration Statement. The other financial and statistical information included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information included therein and have been prepared on a basis consistent with that of the financial statements that are included or incorporated by reference in the Registration Statement and the Prospectus and the books and records of the respective entities presented therein.

               (o) There are no pro forma or as adjusted financial statements which are required to be included or incorporated by reference in the Registration Statement and the Prospectus in accordance with Regulation S-X which have not been included as so required.

               (p) The statistical, industry-related and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

               (q) The  Company  is  subject to the  reporting  requirements  of
Section 13 or 15(d) of the Exchange Act and files reports with the Commission on the EDGAR System. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and the outstanding shares of Common Stock (including the Shares) are listed on the NYSE (as defined in Section 11(b) below) and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the NYSE, nor has the Company received any notification that the Commission or the NYSE is contemplating terminating such registration or listing.

               (r) The Company maintains a system of internal accounting and other controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations,
(ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (s) Neither the Company nor any of its affiliates (within the meaning of Rule 144 under the Securities Act) has taken, directly or indirectly, any action which constitutes or is designed to cause or result in, or which would reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares.

               (t) Neither the Company nor any of its affiliates has, prior to the date hereof, made any offer or sale of any securities which could be "integrated" for purposes of the Securities Act or the Rules and Regulations with the offer and sale of the Shares pursuant to the Registration Statement. Except as disclosed in the Registration Statement and the Prospectus, neither Company nor any of its affiliates has sold or issued any Relevant Security during the six-month period preceding the date of the Prospectus, including but not limited to any sales pursuant to Rule 144A or Regulation D or S under the Securities Act, other than shares of Common Stock issued pursuant to employee benefit plans, qualified stock option plans or the employee compensation plans or pursuant to outstanding options, rights or warrants as described in the Prospectus.

               (u) Except as disclosed in the Registration Statement and the Prospectus, no holder of any Relevant Security has any rights to require registration of any Relevant Security as part or on account of, or otherwise in connection with, the offer and sale of the Shares contemplated hereby, and any such rights so disclosed have either been fully complied with by the Company or effectively waived by the holders thereof, and any such waivers remain in full force and effect.

               (v) The conditions for use of Form F-3 to register the Offering under the Securities Act, as set forth in the General Instructions to such Form, have been satisfied.

               (w) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Securities Act, the Exchange Act and the Rules and Regulations, and, when read together with the other information in the Prospectus, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (x) The  Company  is not and,  at all  times up to and  including consummation of the transactions contemplated by this Agreement, the Registration Statement and the Prospectus, and after giving effect to application of the net proceeds of the Offering, will not be, subject to registration as an "investment company" under the Investment Company Act of 1940, as amended, and is not and will not be an entity "controlled" by an "investment company" within the meaning of such act.

               (y) There are no contracts or other documents (including, without limitation, any voting agreement), which are required to be described in the Registration Statement and the Prospectus or filed as exhibits to the Registration Statement by the Securities Act, the Exchange Act or the Rules and Regulations and which have not been so described or filed.

               (z) No relationship, direct or indirect, exists between or among any of the Company or any affiliate of the Company, on the one hand, and any director, officer, stockholder, customer or supplier of the Company or any affiliate of the Company, on the other hand, which is required by the Securities Act, the Exchange Act or the Rules and Regulations to be described in the Registration Statement or the Prospectus which is not so described and described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement and the Prospectus. The Company has not, in violation of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), directly or indirectly, extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company.

               (aa) Except as disclosed in the Registration Statement and the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the transactions contemplated by this Agreement, the Registration Statement and the Prospectus or, to the Company's knowledge, any arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, shareholders, partners, employees, Subsidiaries or affiliates that may affect the Underwriters' compensation as determined by the NASD.

               (bb) The Company owns or leases all such properties as are necessary to the conduct of its business as presently operated as described in the Registration Statement and the Prospectus. The Company has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, charges, mortgages, pledges, security interests, claims, equity, trust or other encumbrances, preferential arrangements, defects or restrictions of any kind whatsoever ("Liens") except for maritime liens and other liens incurred in the ordinary course of the Company's shipping business or otherwise as are described in the Registration Statement and the Prospectus or such as would not (individually or in the aggregate) have a Material Adverse Effect and any real property and buildings held under lease or sublease by the Company are held by it under valid, subsisting and enforceable leases except where failure to do so would not have a Material Adverse Effect. The Company has not received any notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company, that would individually or in the aggregate have a Material Adverse Effect.

               (cc) The Company maintains insurance in such amounts and covering such risks as the Company reasonably considers adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries, all of which insurance is in full force and effect, except where the failure to maintain such insurance would not be expected to have a Material Adverse Effect. There are no material claims by the Company under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause under circumstances that would result in a Material Adverse Effect.

               (dd) The Company has accurately prepared and timely filed all federal, state, foreign and other tax returns that are required to be filed by it and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return), unless such failure would not, individually or in the aggregate, have a Material Adverse Effect. No deficiency assessment with respect to a proposed adjustment of the Company's federal, state, local or foreign taxes is pending or, to the best of the Company's knowledge, threatened. The accruals and reserves on the books and records of the Company in respect of tax liabilities for any taxable period not finally determined are adequate to meet any assessments and related liabilities for any such period and, since December 31, 2003, the Company has not incurred any liability for taxes other than in the ordinary course of its business. To the Company's knowledge, there is no tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company.

               (ee) No labor disturbance by the employees of the Company exists or, to the best of the Company's knowledge, is imminent and the Company is not aware of any existing or imminent labor disturbances by the employees of any of its principal suppliers, manufacturers', customers or contractors, which, in either case, could reasonably be expected to have a Material Adverse Effect.

               (ff) (i) Neither the Company nor any entity, whether or not incorporated, that is under common control with the Company within the meaning of Section 4001 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or is part of a group that includes the Company and that is treated as a single employer under Section 414 of the Internal Revenue Code of 1986, as amended (the "Code") has, within the five year period prior to the date on which this representation is made or deemed made, sponsored, contributed to, or has or had any liability or obligation in respect of, any "employee benefit plan" (within the meaning of Section 3(3) of ERISA) subject to ERISA or any plan subject to Section 4975 of the Code.

               (gg) There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company (or, to the Company's knowledge, any other entity for whose acts or omissions the Company is or may be liable) upon any other property now or previously owned or leased by the Company, or upon any other property, which would be a violation of or give rise to any liability under any applicable law, rule, regulation, order, judgment, decree or permit relating to pollution or protection of human health and the environment ("Environmental Law") which would, individually or in the aggregate, have a Material Adverse Effect. There has been no disposal discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company has knowledge which would, individually or in the aggregate, have a Material Adverse Effect. The Company has not agreed to assume, undertake or provide indemnification for any liability of any other person under any Environmental
Law, including any obligation for cleanup or remedial action other than by operation of law as described in the Registration Statement and the Prospectus. There is no pending or, to the best of the Company's knowledge, threatened administrative, regulatory or judicial action, claim or notice of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company.

               (hh) Neither the Company nor, to the Company's knowledge, any of its employees or agents has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States of any jurisdiction thereof.

          (ii) Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets
Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

               (jj) The Company is not (i) in violation of its certificate of incorporation, memorandum of association, bye-laws or other organizational documents, (ii) in default under, and no event has occurred which, with notice or lapse of time or both, would constitute a default under or result in the creation or imposition of any lien, charge or encumbrance upon any of its property or assets pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) in violation in any respect of any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except (in the case clauses
(ii) and (iii) above) violations or defaults that would not (individually or in the aggregate) have a Material Adverse Effect and except (in the case of clause
(ii) alone) for any lien, charge or encumbrance disclosed in the Registration Statement and the Prospectus.

               (kk) The Company is in compliance in all material respects with the provisions of the Sarbanes-Oxley Act that are applicable to it and effective and is actively taking steps to ensure that it will be in compliance in all material respects with other applicable provisions of the Sarbanes-Oxley Act upon the effectiveness of such provisions.

               (ll) The Company has established and maintains "disclosure controls and procedures" (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act); the Company's "disclosure controls and procedures" are designed to ensure that material information relating to the Company is made known to the Company's Chief Executive Officer and Chief Financial Officer by others within the Company, particularly during the period that the Registration Statement and the Prospectus were being prepared; since the date of the filing of the Company's Annual Report on Form 20-F for the year ended December 31, 2003, the Company's auditors and the audit committee of the board of directors of the Company (or persons fulfilling the equivalent function) have not been advised of
(i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls over financial reporting.

               (mm) No stamp duty, stock exchange tax, value-added tax, withholding or any other similar duty or tax is payable in the United States, Bermuda or any other jurisdiction in which either the Company is organized or engaged in business for tax purposes or, in each case, any political subdivision thereof or any authority having power to tax, in connection with the execution, delivery or performance of this Agreement by the Company or the issuance, sale or delivery of the Shares by the Company to the Underwriters or the initial resales thereof by the Underwriters in the manner contemplated by this Agreement and the Prospectus.

               (nn) Under the current laws and regulations of Bermuda, all dividends and other distributions declared and payable on the Shares may be paid by the Company to the holder thereof in United States dollars that may be freely transferred out of Bermuda and all such payments made to holders thereof who are non-residents of Bermuda will not be subject to income, withholding or other taxes under the laws or regulations of Bermuda and will otherwise be free of any other tax, duty, withholding or deduction in Bermuda and without the necessity of obtaining any governmental authorization in Bermuda.

               (oo) None of the Company or its properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of the United States or Bermuda.

               (pp) The Company is a "foreign private issuer" as defined by Rule 405 of the Securities Act.

               (qq) To ensure the legality, validity, enforceability and admissibility into evidence of each of this Agreement, the Shares and any other document to be furnished hereunder in Bermuda, it is not necessary that this Agreement, the Shares or such other document be filed or recorded with any court or other authority in Bermuda or any stamp or similar tax be paid in Bermuda on or in respect of this Agreement, the Shares or any such other document except that (i) the consent of the Bermuda Monetary Authority is required and has been obtained for the sale and subsequent transferability of the Shares provided the Shares remain listed on the NYSE or another appointed stock exchange; and (ii) the Prospectus is required to be and has been filed with the Registrar of Companies in Bermuda pursuant to Part III of the Companies Act 1981 of Bermuda.

               Any certificate signed by or on behalf of the Company and delivered to the Representatives or to counsel for the Underwriters' shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

     2.   Purchase, Sale and Delivery of the Shares

               (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter and each Underwriter, severally and not jointly, agrees to purchase from the Company, at a purchase price per share of $46.654, the number of Firm Shares set forth opposite their respective names on Schedule I hereto together with any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof.

               (b)  Payment  of  the   purchase   price  for,  and  delivery  of
certificates representing, the Firm Shares shall be made at the office of Simpson Thacher & Bartlett LLP ("Underwriters' Counsel"), or at such other place as shall be agreed upon by the Lead Managers and the Company, at 10:00 A.M., New York City time, on the third or (as permitted under Rule 15c6-1 under the Exchange Act) fourth business day (unless postponed in accordance with the provisions of Section 9 hereof) after the determination of the public offering price of the Shares), or such other time not later than ten business days after such date as shall be agreed upon by the Lead Managers and the Company (such time and date of payment and delivery being herein called the "Closing Date").

          Payment of the purchase price for the Firm Shares shall be made by wire transfer in same day funds to or as directed by the Company upon delivery of certificates for the Firm Shares to the Representatives through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters. The Company will permit the Lead Managers to examine and package such certificates for delivery at least one full business day prior to the Closing Date.

               (c) In addition, on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants to the Underwriters, acting  severally  and  not  jointly,  the  option  to  purchase  up to  525,000
Additional Shares at the same purchase price per share to be paid by the Underwriters for the Firm Shares as set forth in Section 2(a) above, for the sole purpose of covering over-allotments in the sale of Firm Shares by the Underwriters. This option may be exercised at any time and from time to time, in whole or in part on one or more occasions, on or before the thirtieth day following the date of the Prospectus, by written notice from the Lead Managers to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by the Lead Managers, when the Additional Shares are to be delivered (any such date and time being herein sometimes referred to as the "Additional Closing Date"); provided, however, that unless otherwise agreed upon by the Lead Managers and the Company no Additional Closing Date shall occur earlier than the Closing Date or earlier than the second full business day after the date on which the option shall have been exercised nor later than the eighth full business day after the date on which the option shall have been exercised (unless such time and date are postponed in accordance with the provisions of Section 9 hereof). Upon any exercise of the option as to all or any portion of the Additional Shares, each Underwriter, acting severally and not jointly, agrees to purchase from the Company the number of Additional Shares that bears the same proportion of the total number of Additional Shares then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number increased as set forth in Section 9 hereof) bears to the total number of Firm Shares that the Underwriters have agreed to purchased hereunder, subject, however, to such adjustments to eliminate fractional shares as the Lead Managers in their sole discretion shall make.

               (d) Payment of the purchase price for, and delivery of certificates representing, the Additional Shares shall be made at the office of Underwriters' Counsel, or at such other place as shall be agreed upon by the Lead Managers and the Company, at 10:00 A.M., New York City time, on the Additional Closing Date (unless postponed in accordance with the provisions of Section 9 hereof), or such other time as shall be agreed upon by the Lead Managers and the Company.

               Payment of the purchase price for the Additional Shares shall be made by wire transfer in same day funds to or as directed by the Company upon delivery of certificates for the Additional Shares to the Representatives through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters. The Company will permit the Lead Managers to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date.

     3.   Offering

          Upon authorization of the release of the Firm Shares by the Lead Managers, the Underwriters propose to offer the Shares for sale to the public upon the terms and conditions set forth in the Prospectus.

     4.   Covenants of the Company

          The Company covenants and agrees with the Underwriters that:

               (a) The Registration Statement and any amendments thereto have been declared effective, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b) or Rule 434, the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) within the prescribed time period and will provide evidence satisfactory to the Lead Managers of such timely filing. If the Company elects to rely on Rule 434, the Company will prepare and file a term sheet that complies with the requirements of Rule 434, and the Prospectus shall not be "materially different" (as such term is used in Rule 434) from the Prospectus included in the Registration Statement at the time it became effective.

          The Company will notify you immediately (and, if requested by the Lead Managers, will confirm such notice in writing) (i) when any amendment to the Registration Statement becomes effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (iii) of the Company's intention to file or prepare any supplement or amendment to the Registration Statement or the Prospectus (including documents filed under the Exchange Act if such document would be deemed to be incorporated by reference into the Registration Statement or the Prospectus), (iv) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the Prospectus, including but not limited to Rule 462(b) under the Securities Act, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor, it being understood that the Company shall make every effort to avoid the issuance of any such stop order, (vi) of the receipt of any comments from the Commission, and (vii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Company will only file an amendment to the Registration Statement or an amendment of or supplement to the Prospectus (including the prospectus required to be filed pursuant to Rule 424(b) or Rule 434) that differs from the prospectus on file at the time of the effectiveness of the Registration Statement or file any document under the Exchange Act if such document would be deemed to be incorporated by reference into the Prospectus that is in form and substance reasonably satisfactory to the Lead Managers; provided that this covenant shall not restrict the Company from complying with its reporting obligations under the Exchange Act. The Company will provide the Lead Managers with copies of all such amendments, filings and other documents a sufficient time prior to any filing or other publication thereof to permit the Lead Managers a reasonable opportunity to review and comment thereon.

               (b) The Company shall comply with the Securities Act and the Exchange Act to permit completion of the Offering and the distribution contemplated in the Registration Statement and the Prospectus. If at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act or the Exchange Act in connection with the sales of Shares, any event shall have occurred as a result of which the Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances existing at the time of delivery to the purchaser, not misleading, or if to comply with the Securities Act, the Exchange Act or the Rules and Regulations it shall be necessary at any time to amend or supplement the Prospectus or Registration Statement, or to file any document incorporated by reference in the Registration Statement or the Prospectus or in any amendment thereof or supplement thereto, the Company will notify you promptly and prepare and file with the Commission, subject to Section 4(a) hereof, an appropriate amendment or supplement which will correct such statement or omission or which will effect such compliance and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible.

               (c) The Company will deliver to each of you and Underwriters' Counsel a signed copy of the Registration Statement, as initially filed and all amendments thereto, including all consents and exhibits filed therewith, and will maintain in the Company's files manually signed copies of such documents for at least five years after the date of filing. The Company will promptly deliver to each of the Underwriters such number of copies of any Preliminary Prospectus, the Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, and all documents incorporated by reference in the Registration Statement and Prospectus or any amendment thereof or supplement thereto, as you may reasonably request. Prior to 10:00 A.M., New York time, on the business day next succeeding the date of this Agreement and from time to time thereafter, the Company will furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request.

               (d) The Company consents to the use and delivery of the Preliminary Prospectus by the Underwriters in accordance with Rule 430 and
Section 5(b) of the Securities Act.

               (e) The Company will use its best efforts, in cooperation with the Lead Manager, at or prior to the time of effectiveness of the Registration Statement, to qualify the Shares for offering and sale under the securities laws relating to the offering or sale of the Shares of such jurisdictions, domestic or foreign, as the Lead Managers may designate in cooperation with the Company and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not already so qualified or to execute a general consent to service of process in any jurisdiction in which it is not already so subject.

               (f) The Company will make generally available to its security holders and to the Underwriters as soon as practicable, but in any event not later than twelve months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and the Subsidiaries (which need not be audited) complying with
Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

               (g) During the period of 90 days from the date of the Prospectus, without the prior written consent of both of the Lead Managers the Company (i) will not, directly or indirectly, issue, offer, sell, agree to issue, offer or sell, solicit offers to purchase, grant any call option, warrant or other right to purchase, purchase any put option or other right to sell, pledge, borrow or otherwise dispose of any Relevant Security, or make any announcement of any of the foregoing, (ii) will not establish or increase any "put equivalent position" or liquidate or decrease any "call equivalent position" (in each case within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder) with respect to any Relevant Security, and (iii) will not otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration; and the Company will obtain an undertaking in substantially the form of Annex III hereto of each of its officers and directors not to engage in any of the aforementioned transactions on their own behalf, other than the sale of Shares as contemplated by this Agreement and the Company's issuance of Common Stock upon the grant and exercise of options under, or the issuance and sale of shares pursuant to, employee stock option plans in effect on the date hereof, as described in the Registration Statement and the Prospectus. The Company will not file a registration statement under the Securities Act in connection with any transaction by the Company or any person that is prohibited pursuant to the foregoing, except for registration statements on Form S-8 relating to employee benefit plans.

               (h) (i) During the period of five years from the effective date of the Registration Statement, the Company will make available to you copies of all reports or other communications (financial or other) furnished to security holders or from time to time published or publicly disseminated by the Company, and will make available to you as soon as they are available, copies of any reports, financial statements and proxy or information statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) during the period of one year from the effective date of the Registration Statement, the Company will make available to you copies of such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial information to be on a consolidated basis to the extent the accounts of the Company and any subsidiaries are consolidated in reports furnished to its security holders generally or to the Commission), provided that the Underwriters shall sign a confidentiality agreement regarding any such additional information containing standard terms and conditions as the Company shall reasonably request.

               (i) The Company will apply the net proceeds from the sale of the Shares as set forth under the caption "Use of Proceeds" in the Prospectus.

               (j) The Company will use its best efforts to list the Shares, subject to notice of issuance, on the NYSE effect and maintain, for the duration of the Offering, the listing of the Shares on the NYSE.

               (k) The Company, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to the Securities Act, the Exchange Act and the Rules and Regulations within the time periods required thereby.

               (l) The Company will use its best efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to the Closing Date or the Additional Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Firm Shares and the Additional Shares.

               (m) The Company will not take, and will cause its affiliates (within the meaning of Rule 144 under the Securities Act) not to take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares.

               (n) The Company will use its best efforts to keep its existing insurance and maintain insurance in such amounts as is adequate for the conduct of its business and the value of its properties and customary for a business in its industry.

     5.   Payment of Expenses

          Whether or not the transactions contemplated by this Agreement, the Registration Statement and the Prospectus are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of its obligations hereunder, including the following: (i) all expenses in connection with the preparation, printing and filing of the
Registration Statement, any Preliminary Prospectus and the Prospectus and any and all amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Securities Act and the Offering; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state or foreign securities or blue sky laws as provided in Section 4(e) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with any blue sky survey; (iv) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the NASD of the terms of the Offering; (v) all fees and expenses in connection with listing the Shares on the NYSE; (vi) all travel expenses of the Company's officers and employees and any other expense of the Company incurred in connection with attending or hosting meetings with prospective purchasers of the Shares and the entire cost of any airplane chartered in connection with attending or hosting such meetings (subject to the reimbursement by the Underwriters of $13,122.00 of the cost of such airplane); and (vii) any stock transfer taxes incurred in connection with this Agreement or the Offering. The Company also will pay or cause to be paid: (x) the cost of preparing stock certificates representing the Shares; (y) the cost and charges of any transfer agent or registrar for the Shares; and (z) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 5. It is understood, however, that except as provided in this Section, and Sections 7, 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees and expenses of their counsel and stock transfer taxes on resale of any of the Shares by them. Notwithstanding anything to the contrary in this Section 5, in the event that this Agreement is terminated pursuant to Section 6 or 11(b) hereof, or subsequent to a Material Adverse Change, the Company will pay all out-of pocket expenses of the Underwriters (including but not limited to fees and disbursements of Underwriters' Counsel) incurred in connection herewith.

     6.   Conditions of Underwriters' Obligations

          The obligations of the Underwriters to purchase and pay for the Firm Shares and the Additional Shares, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company herein contained, as of the date hereof and as of the Closing Date (for purposes of this Section 6 "Closing Date" shall refer to the Closing Date for the Firm Shares and any Additional Closing Date, if different, for the Additional Shares), to the absence from any certificates, opinions, written statements or letters furnished to you or to Underwriters' Counsel pursuant to this Section 6 of any material misstatement or omission, to the performance by the Company of its obligations hereunder, and to each of the following additional conditions:

               (a) The Registration Statement shall have become effective and all necessary foreign and domestic regulatory or stock exchange approvals shall have been received not later than 5:30 P.M., New York time, on the date of this Agreement, or at such later time and date as shall have been consented to in writing by the Lead Managers; if the Company shall have elected to rely upon Rule 430A or Rule 434 under the Securities Act, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 4(a) hereof; and, at or prior to the Closing Date no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission.

               (b) At the Closing Date you shall have received the written opinion of Seward & Kissel LLP, counsel for the Company, dated the Closing Date addressed to the Underwriters in the form attached hereto as Annex I.

               (c) At the Closing Date you shall have received the written opinion of Appleby Spurling Hunter, Bermuda counsel for the Company, dated the Closing Date addressed to the Underwriters in the form attached hereto as Annex II.

               (d) All proceedings taken in connection with the sale of the Firm Shares and the Additional Shares as herein contemplated shall be satisfactory in form and substance to the Lead Managers and to Underwriters' Counsel, and the Underwriters shall have received from Underwriters' Counsel a favorable written opinion, dated as of the Closing Date, with respect to the issuance and sale of the Shares, the Registration Statement and the Prospectus and such other related matters as the Lead Managers may require, and the Company shall have furnished to Underwriters' Counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

               (e) At the Closing Date you shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated the Closing Date to the effect that (i) the condition set forth in subsection
(a) of this Section 6 has been satisfied, (ii) as of the date hereof and as of the Closing Date, the representations and warranties of the Company set forth in
Section 1 hereof are accurate, (iii) as of the Closing Date all agreements, conditions and obligations of the Company to be performed or complied with hereunder on or prior thereto have been duly performed or complied with, (iv) the Company has not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, (v) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission, (vi) there are no pro forma or as adjusted financial statements that are required to be included in the Registration Statement and the Prospectus pursuant to the Rules and Regulations that have not been included or incorporated therein as required and (vii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus there has not been any material adverse change or any development involving a prospective material adverse change, whether or not arising from transactions in the ordinary course of business, in or affecting
(x) the business, condition (financial or otherwise), results of operations, stockholders' equity, properties or prospects of the Company; (y) the long-term debt or share capital of the Company; or (z) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement and the Prospectus.

               (f) At the time this Agreement is executed and at the Closing Date, you shall have received a comfort letter, from Deloitte Statsaurtoriserte Revisorer AS, independent registered public accounting firm, dated, respectively, as of the date of this Agreement and as of the Closing Date addressed to the Underwriters and in form and substance reasonably satisfactory to the Underwriters and Underwriters' Counsel.

               (g) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been any change in the share capital or long-term debt of the Company or any change or development involving a change, whether or not arising from transactions in the ordinary course of business, in the business, condition (financial or otherwise), results of operations, stockholders' equity, properties or prospects of the Company, including but not limited to the occurrence of any fire, flood, storm, explosion, accident or other calamity at any of the properties owned or leased by the Company, the effect of which, in any such case described above, is, in the judgment of the Lead Managers, so material and adverse as to make it impracticable or inadvisable to proceed with the Offering on the terms and in the manner contemplated in the Prospectus (exclusive of any supplement).

               (h) You shall have received a duly executed lock-up agreement from each person who is a director or officer of the Company, in each case substantially in the form attached hereto as Annex III.

               (i) At the Closing Date, the Shares shall have been approved for listing upon notice of issuance on the NYSE.

               (j) At the Closing Date, the NASD shall have orally confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

               (k) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Shares.

               (l) The Company shall have furnished the Underwriters and Underwriters' Counsel with such other certificates, opinions or other documents as they may have reasonably requested.

          If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to you or to Underwriters' Counsel pursuant to this Section 6 shall not be satisfactory in form and substance to the Lead Managers and to Underwriters' Counsel, all obligations of the Underwriters hereunder may be cancelled by the Lead Managers at, or at any time prior to, the Closing Date and the obligations of the Underwriters to purchase the Additional Shares may be cancelled by the Lead Managers at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company in writing, or by telephone. Any such telephone notice shall be confirmed promptly thereafter in writing.

     7.   Indemnification

               (a) The Company shall indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation (provided that such settlement is effected in accordance with Section 7(c) hereof)), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or the Prospectus, or in any supplement thereto or amendment thereof, or (ii) the omission or alleged omission to state in the Registration Statement, as originally filed or any amendment thereof, or the Prospectus, or in any supplement thereto or amendment thereof, a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, as originally filed or any amendment thereof, or the Prospectus, or in any supplement thereto or amendment thereof, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Lead Managers expressly for use therein. The parties agree that such information provided by or on behalf of any Underwriter through the Lead Managers consists solely of the material referred to in the last sentence of
Section 1(b) hereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have, including but not limited to other liability under this Agreement.

               (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred
(including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Lead Managers specifically for use therein; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares to be purchased by such Underwriter hereunder. The parties agree that such information provided by or on behalf of any Underwriter through the Lead Managers consists solely of the material referred to in the last sentence of Section 1(b) hereof. This indemnity will be in addition to any liability which any Underwriter may otherwise have, including but not limited to other liability under this Agreement.

               (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 7 to the extent that it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action,
(iii) the indemnifying party does not diligently defend the action after assumption of the defense, or (iv) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this
Section 7 or Section 8 hereof (whether or not the indemnified party is an actual or potential party thereto), unless (x) such settlement, compromise or judgment
(i) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and
(ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party, and (y) the indemnifying party confirms in writing its indemnification obligations hereunder with respect to such settlement, compromise or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel as contemplated by this paragraph, the indemnifying party shall be liable for any settlement, compromise or judgment effected without its written consent if (i) such settlement, compromise or judgment is entered into more than 30 days after receipt by the indemnifying party of such request and (ii) the indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

     8.   Contribution

          In order to provide for contribution in circumstances in which the indemnification provided for in Section 7 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company, any contribution received by the Company from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the Offering or, if such allocation is not permitted by applicable law, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bears to (y) the underwriting discount or commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of each of the Company and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 8,
(i) no Underwriter shall be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses
(i) and (ii) of the immediately preceding sentence. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 8 or otherwise. The obligations of the Underwriters to contribute pursuant to this
Section 8 are several in proportion to the respective number of Shares to be purchased by each of the Underwriters hereunder and not joint.

     9.   Underwriter Default

               (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates (the "Default Shares") do not (after giving effect to arrangements, if any, made by the Lead Managers pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm Shares or Additional Shares, each non-defaulting Underwriter, acting severally and not jointly, agrees to purchase from the Company that number of Default Shares that bears the same proportion of the total number of Default Shares then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto bears to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters, subject, however, to such adjustments to eliminate fractional shares as the Lead Managers in their sole discretion shall make.

               (b) In the event that the aggregate number of Default Shares exceeds 10% of the number of Firm Shares or Additional Shares, as the case may be, the Lead Managers may in their discretion arrange for itself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase the Default Shares on the terms contained herein. In the event that within five calendar days after such a default the Lead Managers do not arrange for the purchase of the Default Shares as provided in this Section 9, this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Company to sell the Additional Shares shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Sections 5, 7, 8, 10 and 11(d)) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder.

               (c) In the event that any Default Shares are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Lead Managers or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be for a period, not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters' Counsel, may thereby be made necessary or advisable. The term "Underwriter" as used in this Agreement shall include any party substituted under this Section 9 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Additional Shares.

     10.  Survival of Representations and Agreements

          All representations and warranties, covenants and agreements of the Underwriters and the Company contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto, including the agreements contained in Section 5, the indemnity agreements contained in Section 7 and the contribution agreements contained in Section 8, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Company, any of its officers and directors or any controlling person thereof, and shall survive delivery of and payment for the Shares to and by the Underwriters. The representations contained in Section 1 and the agreements contained in Sections 5, 7, 8, 10 and 11 hereof shall survive any termination of this Agreement, including termination pursuant to Section 9 or 11 hereof.

     11.  Effective Date of Agreement; Termination

               (a) This Agreement shall become effective upon the execution of this Agreement. Notwithstanding any termination of this Agreement, the provisions of this Section 11 and of Sections 1, 5, 7, 8 and 12 through 17, inclusive, shall remain in full force and effect at all times after the execution hereof.

               (b) The Lead Managers shall have the right to terminate this Agreement at any time prior to the Closing Date or to terminate the obligations of the Underwriters to purchase the Additional Shares at any time prior to the Additional Closing Date, as the case may be, if (i) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Lead Managers will in the immediate future materially disrupt, the market for the Company's securities or securities in general; or (ii) trading on The New York Stock Exchange (the "NYSE") shall have been suspended or been made subject to material limitations, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the NYSE or by order of the Commission or any other governmental authority having jurisdiction; or (iii) a banking moratorium has been declared by any state or federal authority or if any material disruption in commercial banking or securities settlement or clearance services shall have occurred; or (iv) (A) there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (B) there shall have been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in (A) or (B), in the judgment of the Lead Managers, makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms and in the manner contemplated by the Prospectus.

               (c) Any notice of termination pursuant to this Section 11 shall be in writing.

               (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (other than pursuant to (i) notification by the Lead Managers as provided in Section 11(a) hereof or (ii) Section 9(b) hereof), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Lead Managers, reimburse the Underwriters for all out-of-pocket expenses (including the fees and expenses of their counsel), reasonably incurred by the Underwriters in connection herewith.

     12.  Notices

          All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

               (a) if sent to any Underwriter, shall be mailed, delivered, or faxed and confirmed in writing, to such Underwriter c/o Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, Attention: Stephen Parish, Senior Managing Director, Equity Capital Markets and c/o UBS Securities LLC, 299 Park Avenue, New York, New York 10171, Attention: Syndicate Desk, with a copy to UBS Securities LLC, 299 Park Avenue, New York, New York 10171, Attention: Legal Department and a copy to Underwriter's Counsel at Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, Attention: Gary Sellers;

               (b) if sent to the Company, shall be mailed, delivered, or faxed and confirmed in writing to the Company and its counsel at the addresses set forth in the Registration Statement, Attention: Herbjorn Hansson, Chairman and Chief Executive Officer, with a copy to Seward & Kissel LLP, One Battery Park Plaza, 19th Floor, New York, New York 10004, Attention: Gary Wolfe;

provided, however, that any notice to an Underwriter pursuant to Section 7 shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its acceptance facsimile to Bear Stearns, which address will be supplied to any other party hereto by Bear Stearns upon request. Any such notices and other communications shall take effect at the time of receipt thereof.

     13.  Parties

          This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters and the Company and the controlling persons, directors, officers, employees and agents referred to in Sections 7 and 8 hereof, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and said controlling persons and their respective successors, officers, directors, heirs and legal representatives, and it is not for the benefit of any other person, firm or corporation. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.

     14.  Governing Law and Jurisdiction; Waiver of Jury Trial

          This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The Company irrevocably (a) submits to the jurisdiction of any court of the State of New York or the United State District Court for the Southern District of the State of New York for the purpose of any suit, action, or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated by this Agreement, the Registration Statement and the Prospectus (each, a "Proceeding"), (b) agrees that all claims in respect of any Proceeding may be heard and determined in any such court, (c) waives, to the fullest extent permitted by law, any immunity from jurisdiction of any such court or from any legal process therein, (d) agrees not to commence any Proceeding other than in such courts, and (e) waives, to the fullest extent permitted by law, any claim that such Proceeding is brought in an inconvenient forum. The Company hereby irrevocably designates Seward & Kissell LLP, One Battery Park Plaza, New York, New York 10004 as agent upon whom process against the Company may be served. THE COMPANY HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN
CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT AND THE PROSPECTUS.

     15.  Counterparts

          This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile transmission shall constitute valid and sufficient delivery thereof.

     16.  Headings

          The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

     17.  Time is of the Essence

          Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business other than days when banking institutions in the City of New York are authorized by law, regulation or executive order to be closed.

                            [signature page follows]

          If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.


                                       Very truly yours,

                                       NORDIC AMERICAN TANKER SHIPPING LIMITED


                                       By:
                                           --------------------------------
                                           Name:
                                           Title:


Accepted as of the date first above written

BEAR, STEARNS & CO. INC.



By:
    --------------------------------
    Name:
    Title:



UBS SECURITIES LLC



By:
    --------------------------------
    Name:
    Title:



By:
    --------------------------------
    Name:
    Title:



On behalf of itself and the other several
Underwriters named in Schedule I hereto.

                                   SCHEDULE I


                                                          Number of
                                        Total Number      Additional Shares
                                        of Firm Shares    be Purchased if Option
Underwriter                             to be Purchased   is Fully Exercised
-----------                             ---------------   ------------------

Bear, Stearns & Co. Inc. ...........    1,750,000             262,500
UBS Securities LLC..................    1,225,000             183,750
DNB Nor Markets, Inc. ..............      525,000              78,750
                                        ---------             -------
     Total..........................    3,500,000             525,000
                                        =========             =======

                                     ANNEX I

                    [Form of Opinion of Seward & Kissel LLP]

                                    ANNEX II

                  [Form of Opinion of Appleby Spurling Hunter]

                                    ANNEX III

                            Form of Lock-Up Agreement



                                February 16, 2005

BEAR, STEARNS & CO. INC.
UBS SECURITIES LLC
      As Representatives of the
      several Underwriters referred to below
c/o Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York 10179
Attention:  Equity Capital Markets

c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171
Attention:  Syndicate Desk


            Nordic American Tanker Shipping Limited Lock-Up Agreement
            ---------------------------------------------------------

Ladies and Gentlemen:

          This letter agreement (this "Agreement") relates to the proposed public offering (the "Offering") by Nordic American Tanker Shipping Limited, a Bermuda corporation (the "Company"), of its common shares, $0.01 par value (the "Stock").

          In order to induce you and the other underwriters for which you act as representatives (the "Underwriters") to underwrite the Offering, the undersigned hereby agrees that, without the prior written consent of both of the Representatives, during the period from the date hereof until ninety (90) days from the date of the final prospectus for the Offering (the "Lock-Up Period"), the undersigned (a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), and (b) will not establish or increase any "put equivalent position" or liquidate or decrease any "call equivalent position" with respect to any Relevant Security (in each case within the meaning of
Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration. As used herein "Relevant Security" means the Stock, any other equity security of the Company or any of its subsidiaries and any security convertible into, or exercisable or exchangeable for, any Stock or other such equity security.

          The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities. The undersigned hereby further agrees that, without the prior written consent of both of the Representatives, during the Lock-up Period the undersigned (x) will not file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (y) will not exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

          The second and third paragraphs of this letter shall not apply to (a) bona fide gifts, provided the recipient thereof agrees in writing with the Underwriters to be bound by the terms of this Agreement and confirms that he, she or it has been in compliance with the terms of this Agreement since the date hereof, (b) on death, by will or intestacy, or (c) dispositions to a member of the undersigned's immediate family or to any trust, partnership or other entity for the direct or indirect benefit of the undersigned and/or such immediate family member, provided that such immediate family member, trust, partnership or other entity agrees in writing with the Underwriters to be bound by the terms of this Agreement and confirms that it has been in compliance with the terms of this Agreement since the date hereof or (d) pursuant to a court order or settlement agreement approved by a court of competent jurisdiction.

          The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

          If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Securities Exchange Commission with respect to the Offering is withdrawn or
(iii) for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), this Agreement shall terminate without any action by the parties and the undersigned shall be released from its obligations hereunder.

          This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.


                                       Very truly yours,


                                       By:
                                            ---------------------------

                                       Print Name:
                                                  ---------------------